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                                                                    Exhibit 16.1


                       CACCIAMATTA ACCOUNTANCY CORPORATION
                         2600 MICHELSON DRIVE, SUITE 490
                                IRVINE, CA 92612

                                 August 3, 2001


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

                  Re: Sionix Corporation
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                      Commission File No. 2-85626-D
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Dear Sirs:

         We have read Item 4 of the Current Report on Form 8-K of the Company, dated July 27, 2001, and we agree with the statements contained therein as they related to our firm.


                                                     Very truly yours,


                                                     Cacciamatta Accountancy
                                                     Corporation

                                                     By /s/ Danilo Cacciamatta
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